                                                                    Exhibit 10.9


THIS WAREHOUSE LEASE ("LEASE"), MADE AND ENTERED INTO AS OF THE 24TH DAY OF MAY, 1999, BY AND BETWEEN WES-FLO CO., INC. ("LANDLORD") AND PODS, LLC, ("TENANT").

THE LANDLORD, FOR AND IN CONSIDERATION OF THE RENT HEREIN RESERVED TO BE PAID BY THE TENANT, AND IN CONSIDERATION OF THE COVENANTS AND PROVISIONS TO BE KEPT AND PERFORMED BY THE TENANT, DOES HEREBY LEASE UNTO TENANT, AND SAID TENANT DOES HEREBY HIRE AND TAKE AS TENANT UNDER THE LANDLORD THE PROPERTY LOCATED AT 5804
N. 54TH ST., TAMPA, FL 33610, HILLSBOROUGH COUNTY, CONSISTING OF APPROXIMATELY 50,000 SQUARE FEET OF WAREHOUSE SPACE ("BUILDING") TOGETHER WITH THE LAND ("LAND") (HEREINAFTER THE BUILDING AND LAND ARE COLLECTIVELY REFERRED TO AS THE "PREMISES"), TOGETHER WITH ALL IMPROVEMENTS THEREIN AND THEREON BELONGING OR PERTAINING TO THE PREMISES, INCLUDING ALL RIGHTS, PRIVILEGES, EASEMENTS AND APPURTENANCES BELONGING OR PERTAINING THERETO.

TO HAVE AND TO HOLD SAID PREMISES, TOGETHER WITH THE RIGHTS AND APPURTENANCES UNTO THE TENANT, SUBJECT TO THE FOLLOWING CONDITIONS AND COVENANTS:

                                   WITNESSETH

TERM: THE TENANT IS TO HAVE AND TO HOLD THE LEASED PREMISES FOR A TERM OF SIXTY
(60) MONTHS AND ENDING WITH A 60-DAY WRITTEN NOTICE IF NOT PREVIOUSLY EXTENDED.

RENT: TENANT AGREES TO PAY THE LANDLORD THE RENT DUE HEREUNDER IN THE SUM OF $3.25 PER SQUARE FOOT (GROSS).

COMMENCING JUNE 1, 1999 AND ON THE FIRST DAY OF EACH MONTH DURING THE TERM OF THE LEASE, THE SUM OF $13,541.67. SEE RENT SCHEDULE AT APPENDIX A.


RENT PAYABLE TO LANDLORD, WES-FLO CO., INC., P.O. BOX 17401 TAMPA, FL 33682-7401 IN ADVANCE PLUS APPLICABLE FLORIDA SALES TAX, WITHOUT NOTICE OR DEMAND OR SETOFF, DURING EACH AND EVERY MONTH OF THE LEASE TERM. SUCH MONTHLY INSTALLMENTS OF RENT SHALL BE DUE ON OR BEFORE THE FIRST DAY OF EACH AND EVERY CALENDAR MONTH OF THE LEASE TERM, WITH BEGINNING AND ENDING TERMS OF LESS THAN ONE MONTH BEING ADJUSTED BASED ON THE NUMBER OF DAYS THAT TENANT IS OBLIGATED TO PAY RENT DURING SUCH PERIODS. THE RENT SHALL BE PAYABLE TO LANDLORD'S OFFICE OR ELSEWHERE AS DESIGNATED FROM TIME TO TIME BY WRITTEN NOTICE TO TENANT.

IT IS FURTHER AGREED AND COVENANTED BY AND BETWEEN THE PARTIES HERETO AS
FOLLOWS:

THIS WAREHOUSE LEASE ("LEASE"), MADE AND ENTERED INTO AS OF THE 24TH DAY OF MAY, 1999, BY AND BETWEEN WES-FLO CO., INC. ("LANDLORD") AND PODS, LLC, ("TENANT").

THE LANDLORD, FOR AND IN CONSIDERATION OF THE RENT HEREIN RESERVED TO BE PAID BY THE TENANT, AND IN CONSIDERATION OF THE COVENANTS AND PROVISIONS TO BE KEPT AND PERFORMED BY THE TENANT, DOES HEREBY LEASE UNTO TENANT, AND SAID TENANT DOES HEREBY HIRE AND TAKE AS TENANT UNDER THE LANDLORD THE PROPERTY LOCATED AT 5804
N. 54TH ST., TAMPA, FL 33610, HILLSBOROUGH COUNTY, CONSISTING OF APPROXIMATELY 50,000 SQUARE FEET OF WAREHOUSE SPACE ("BUILDING") TOGETHER WITH THE LAND ("LAND") (HEREINAFTER THE BUILDING AND LAND ARE COLLECTIVELY REFERRED TO AS THE "PREMISES"), TOGETHER WITH ALL IMPROVEMENTS THEREIN AND THEREON BELONGING OR PERTAINING TO THE PREMISES, INCLUDING ALL RIGHTS, PRIVILEGES, EASEMENTS AND APPURTENANCES BELONGING OR PERTAINING THERETO.

TO HAVE AND TO HOLD SAID PREMISES, TOGETHER WITH THE RIGHTS AND APPURTENANCES UNTO THE TENANT, SUBJECT TO THE FOLLOWING CONDITIONS AND COVENANTS:

                                   WITNESSETH

TERM: THE TENANT IS TO HAVE AND TO HOLD THE LEASED PREMISES FOR A TERM OF SIXTY
(60) MONTHS AND ENDING WITH A 60-DAY WRITTEN NOTICE IF NOT PREVIOUSLY EXTENDED.

RENT: TENANT AGREES TO PAY THE LANDLORD THE RENT DUE HEREUNDER IN THE SUM OF $3.25 PER SQUARE FOOT (GROSS).

COMMENCING JUNE 1, 1999 AND ON THE FIRST DAY OF EACH MONTH DURING THE TERM OF THE LEASE, THE SUM OF $13,541.67. SEE RENT SCHEDULE AT APPENDIX A.

RENT PAYABLE TO LANDLORD, WES-FLO CO., INC., P.O. BOX 17401 TAMPA, FL 33682-7401 IN ADVANCE PLUS APPLICABLE FLORIDA SALES TAX, WITHOUT NOTICE OR DEMAND OR SETOFF, DURING EACH AND EVERY MONTH OF THE LEASE TERM. SUCH MONTHLY
INSTALLMENTS OF RENT SHALL BE DUE ON OR BEFORE THE FIRST DAY OF EACH AND EVERY CALENDAR MONTH OF THE LEASE TERM, WITH BEGINNING AND ENDING TERMS OF LESS THAN ONE MONTH BEING ADJUSTED BASED ON THE NUMBER OF DAYS THAT TENANT IS OBLIGATED TO PAY RENT DURING SUCH PERIODS. THE RENT SHALL BE PAYABLE TO LANDLORD'S OFFICE OR ELSEWHERE AS DESIGNATED FROM TIME TO TIME BY WRITTEN NOTICE TO TENANT.

IT IS FURTHER AGREED AND COVENANTED BY AND BETWEEN THE PARTIES HERETO AS
FOLLOWS:

1. SECURITY: TENANT. CONCURRENTLY WITH THE EXECUTION OF THIS LEASE, HAS DEPOSITED WITH LANDLORD THE SUM OF $14,657.94, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY LANDLORD, WHICH SUM SHALL BE RETAINED BY LANDLORD AS SECURITY FOR THE PAYMENT BY TENANT OF THE RENTS HEREIN AGREED TO BE PAID BY TENANT AND FOR THE FAITHFUL PERFORMANCE BY TENANT OF THE TERMS AND COVENANTS OF THE LEASE. IT IS AGREED THAT LANDLORD, AT LANDLORD'S OPTION, MAY AT ANY TIME APPLY SAID SUM OR ANY PART THEREOF TOWARD THE PAYMENT OF THE RENTS AND ALL OTHER SUMS PAYABLE BY TENANT UNDER THIS LEASE, AND TOWARDS THE PERFORMANCE OF EACH AND EVERY OF TENANT'S COVENANTS UNDER THIS LEASE, BUT SUCH COVENANTS AND TENANT'S LIABILITY UNDER THIS LEASE SHALL THEREBY BE DISCHARGED ONLY PRO TANTO, THAT TENANT SHALL REMAIN LIABLE FOR ANY AMOUNTS THAT SUCH SUM SHALL BE INSUFFICIENT TO PAY, THAT LANDLORD MAY EXHAUST ANY OR ALL RIGHTS AND REMEDIES AGAINST TENANT BEFORE RESORTING TO SAID SUM, BUT NOTHING HEREIN CONTAINED SHALL REQUIRE OR BE DEEMED TO REQUIRE LANDLORD SO TO DO; THAT, IN THE EVENT THIS DEPOSIT SHALL NOT BE UTILIZED FOR ANY SUCH PURPOSES, THEN SUCH DEPOSIT SHALL BE RETURNED BY LANDLORD TO TENANT WITHIN TEN DAYS AFTER THE EXPIRATION OF THE TERM OF THIS LEASE. LANDLORD SHALL NOT BE REQUIRED TO PAY TENANT ANY INTEREST ON SAID SECURITY DEPOSIT AND MAY COMMINGLE IT WITH OTHER FUNDS OF LANDLORD.

2. ASSIGNMENT: (A) WITHOUT THE WRITTEN CONSENT OF LANDLORD FIRST OBTAINED IN EACH CASE, TENANT SHALL NOT ASSIGN, TRANSFER, MORTGAGE, PLEDGE, OR OTHERWISE ENCUMBER OR DISPOSE OF THIS LEASE OR THE TERM THEREOF, OR UNDERLET THE DEMISED PREMISES OR ANY PART THEREOF OR PERMIT THE PREMISES TO BE OCCUPIED BY OTHER PERSONS. IF THIS LEASE BE ASSIGNED, OR IF THE DEMISED PREMISES OR ANY PART THEREOF BE UNDERLET OR OCCUPIED BY ANYBODY OTHER THAN THE TENANT, THE LANDLORD MAY, AFTER DEFAULT BY THE TENANT, COLLECT RENT FROM THE ASSIGNEE, UNDERTENANT, OR OCCUPANT AND APPLY THE NET AMOUNT COLLECTED TO THE RENT HEREIN RESERVED BUT NO SUCH COLLECTION SHALL BE DEEMED A WAIVER OF THIS COVENANT, OR THE ACCEPTANCE OF THE ASSIGNEE, UNDERTENANT, OR OCCUPANT AS TENANT OR A RELEASE OF THE TENANT FROM THE FURTHER OBSERVANCE AND PERFORMANCE BY THE TENANT OF THE COVENANTS HEREIN CONTAINED.

         (B) THE JOINT AND SEVERAL LIABILITY OF TENANT NAMED HEREIN AND ANY IMMEDIATE AND REMOTE SUCCESSOR IN INTEREST OF TENANT (BY ASSIGNMENT OR OTHERWISE), AND THE DUE PERFORMANCE OF THE OBLIGATIONS OF THIS LEASE ON TENANT'S PART TO BE PERFORMED OR OBSERVED, SHALL NOT IN ANY WAY BE DISCHARGED, RELEASED OR IMPAIRED BY ANY (1) AGREEMENT WHICH AN OBLIGATION UNDER THIS LEASE IS TO BE PERFORMED, (2) WAIVER OF THE PERFORMANCE OF AN OBLIGATION REQUIRED UNDER THIS LEASE, OR (3) FAILURE TO ENFORCE ANY OF THE OBLIGATIONS SET FORTH IN THIS LEASE.

3. EXAMINATION OF PREMISES: TENANT HAVING EXAMINED THE PREMISES IS FAMILIAR WITH THE CONDITION THEREFORE AND RELYING SOLELY ON SUCH EXAMINATION WILL TAKE THEM IN THEIR PRESENT CONDITION, UNLESS OTHERWISE EXPRESSLY AGREED UPON IN WRITING. IN THE EVENT THE TENANT DISCOVERS ANY VIOLATIONS OF THE APPLICABLE BUILDING CODE(S) THE FOLLOWING IS OPTIONAL: 1. SUCH VIOLATIONS SHALL BE REMOVED BY LANDLORD AT LANDLORD'S EXPENSE AFTER RECEIPT OF WRITTEN NOTICE TO LANDLORD, PROVIDED SUCH VIOLATIONS EXISTED PRIOR TO THE COMMENCEMENT OF THIS LEASE.

4. USE: THE PREMISES SHALL BE USED BY TENANT FOR STORAGE AND HANDLING OF PUBLIC STORAGE CONTAINERS, AND FURTHER, TENANT AGREES TO USE THE ENTIRE LEASED PREMISES AS HEREINABOVE PROVIDED.

5. ALTERATIONS: TENANT WILL MAKE THE FOLLOWING ALTERATIONS IN THE DEMISED PREMISES TO MAKE IT SUITABLE FOR TENANT'S USE:

         - TENANT WILL REMOVE THE SIDE RAILINGS ON THE TRUCK LOADING DOCK TO FACILITATE SIDE LOADING/UNLOADING AND PROVIDE TO LANDLORD FOR STORAGE AND SUBSEQUENT REPLACEMENT BY LANDLORD, IF DESIRED;

         - TENANT WILL INSTALL A PORTABLE AIR CONDITIONER UNIT IN THE DEMISED PREMISES WHICH SHALL BE REMOVED UPON LEASE TERMINATION.

         (A) TENANT WILL MAKE NO ADDITIONAL ALTERATIONS, ADDITIONS OR IMPROVEMENTS IN OR TO THE PREMISES WITHOUT THE WRITTEN CONSENT OF LANDLORD, AND ALL TENANT IMPROVEMENTS UPON THE PREMISES AND ANY REPLACEMENTS THEREOF, INCLUDING ALL AIR CONDITIONING SYSTEMS, ADDITIONS, FIXTURES, OR IMPROVEMENTS, EXCEPT ONLY STORE AND OFFICE FURNITURE AND FIXTURES WHICH SHALL BE READILY REMOVABLE WITHOUT INJURY TO THE PREMISES, SHALL BE AND REMAIN A PART OF THE PREMISES AT THE EXPIRATION OF THIS LEASE.

         (B) IN THE EVENT LANDLORD CONSENTS TO THE MAKING OF ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS TO THE PREMISED BY TENANT (i) THE SAME SHALL BE MADE BY TENANT AT TENANT'S SOLE COST AND EXPENSE BY LICENSED AND BONDED CONTRACTORS; (ii) UPON THE EXPIRATION OR TERMINATION OF THE TERM HEREOF, TENANT SHALL, UPON WRITTEN DEMAND BY LANDLORD, GIVEN AT LEAST THIRTY (30) DAYS PRIOR TO THE END OF THE TERM, AT TENANT'S SOLE COST AND EXPENSE, FORTHWITH AND WITH ALL DUE DILIGENCE REMOVE ANY ALTERATIONS, ADDITIONS, OR IMPROVEMENTS MADE BY
TENANT, DESIGNATED BY LANDLORD TO BE REMOVED AND TENANT SHALL, FORTHWITH AND WITH ALL DUE DILIGENCE, AT ITS SOLE COST AND EXPENSE, REPAIR ANY DAMAGE TO THE PREMISES CAUSED BY SUCH REMOVAL; (iii) LANDLORD SHALL NOT BE RESPONSIBLE FOR THE REPAIR, REPLACEMENT OR MAINTENANCE OF ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS TO THE PREMISES BY TENANT.

         (C) TENANT SHALL, AT ITS EXPENSE, BEFORE COMMENCING ANY ALTERATIONS, ADDITIONS, INSTALLATIONS OR IMPROVEMENTS OBTAIN ALL PERMITS, APPROVALS AND CERTIFICATES REQUIRED BY ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL BODIES AND (UPON COMPLETION) CERTIFICATES OF FINAL APPROVAL THEREOF AND SHALL DELIVER PROMPTLY DUPLICATES OF ALL SUCH PERMITS, APPROVALS AND CERTIFICATES TO LANDLORD. TENANT AGREES TO CARRY AND WILL CAUSE TENANT'S CONTRACTORS AND SUB-CONTRACTORS TO CARRY SUCH WORKMAN'S COMPENSATION, GENERAL LIABILITY, PERSONAL AND PROPERTY DAMAGE INSURANCE AS LANDLORD MAY REQUIRE.

6. EXTERIOR: (A) LANDLORD AGREES TO KEEP THE EXTERIOR PART OF SAID PREMISES AND ROOF IN GOOD REPAIR UNLESS DAMAGED BY THE ACTS OF TENANT, ITS AGENTS, EMPLOYEES, INVITES, CUSTOMERS OR CONTRACTORS. TENANT SHALL GIVE TO LANDLORD SEVEN (7) DAYS WRITTEN NOTICE OF NEEDED REPAIRS AND LANDLORD SHALL HAVE A REASONABLE TIME THEREAFTER TO MAKE THEM. THE TENANT ACKNOWLEDGES THAT IT IS RESPONSIBLE TO KEEP THE PARKING LOT CLEAN AND FREE OF DEBRIS.

         (B) IN THE EVENT ADDITIONAL SANITARY FACILITIES ARE REQUIRED BECAUSE OF THE NATURE OF THE OPERATION CONDUCTED BY THE TENANT, IT SHALL BE THE TENANT'S OBLIGATION TO SUPPLY SUCH ADDITIONAL FACILITIES AT HIS OWN EXPENSE.

         (C) IN THE EVENT THE SEPTIC TANK OR DRAIN FIELD SHALL BECOME FULL AND HAVE TO BE PUMPED OUT OR REPLACED, THE LANDLORD SHALL HAVE THIS SERVICE PERFORMED AT HIS OWN EXPENSE SO LONG AS SAID PUMPING, REPLACING IS NOT CAUSED BY TENANT'S ACTS OR OMISSIONS.

7. INTERIOR: (A) TENANT AGREES TO REPAIR ANY DAMAGE CAUSED BY TENANT TO THE INTERIOR OF SAID PREMISES, INCLUDING THE PERSONNEL DOORS, OVERHEAD TRUCK LOADING DOORS, INTERIOR WALLS, PIPES, PLUMBING, ELECTRIC WIRING, FIRE SPRINKLER SYSTEM AND OTHER FIXTURES AND INTERIOR APPURTENANCES.

         (B) ALL GLASS BOTH INTERIOR AND EXTERIOR, IS AT THE SOLE RISK OF TENANT AND TENANT AGREES TO REPLACE AT TENANT'S OWN EXPENSE. ANY GLASS BROKEN DURING THE TERM OF THIS LEASE.

         (C) IF THE DEMISED PREMISES BE OR BECOME INFESTED WITH VERMIN, TENANT SHALL, AT ITS EXPENSE, CAUSE THE SAME TO BE EXTERMINATED.

8. REGULATIONS AND INSURANCE: (A) TENANT SHALL PROMPTLY EXECUTE AND COMPLY WITH ALL STATUTES, ORDINANCES, RULES, ORDERS, REGULATIONS AND REQUIREMENTS OF THE FEDERAL, STATE AND CITY GOVERNMENT, AND OF ANY AND ALL THEIR DEPARTMENTS AND BUREAUS INCLUDING THE AMERICANS WITH DISABILITIES ACT, APPLICABLE TO SAID PREMISES FOR THE CORRECTION, PREVENTION, AND ABATEMENT OF NUISANCES OR OTHER GRIEVANCES, IN, UPON, OR CONNECTED WITH SAID PREMISES, DURING SAID TERM, AND SHALL

ALSO PROMPTLY COMPLY WITH AND EXECUTE ALL RULES, ORDERS, RECOMMENDATIONS AND REGULATIONS OF THE SOUTHEASTERN UNDERWRITERS ASSOCIATION FOR THE PREVENTION OF FIRES, AT TENANT'S OWN COST AND EXPENSE. IF THE CHARGES ARE A RESULT OF TENANT ACTIONS.

         (B) TENANT AGREES TO CARRY $1,000,000.00 LIABILITY INSURANCE AND PROVIDE PROOF OF SUCH COVERAGE TO LANDLORD WITHIN FIFTEEN (15) DAYS OF TENANT'S OCCUPANCY OF THE DEMISED PREMISES.

         (C) TENANT SHALL, WITHIN TEN (10) DAYS AFTER WRITTEN DEMAND, PAY AS ADDITIONAL RENT (i) ANY INCREASE IN THE AMOUNT OF INSURANCE PREMIUMS OVER AND ABOVE THE RATE NOW IN FORCE THAT MAY BE CAUSED BY TENANT'S USE OR OCCUPANCY OF THE PREMISES AND (ii) ANY INCREASES ABOVE THE 1999 PREMIUM CHARGE FOR ALL-RISK PROPERTY AND LIABILITY INSURANCE COVERING THE DEMISED PREMISES. IN THE EVENT TENANT FAILS TO PAY SUCH INCREASES WITHIN FIVE (5) DAYS AFTER DEMAND, LANDLORD SHALL BE ENTITLED TO COLLECT INTEREST ON THE UNPAID AMOUNT AT THE RATE OF 18% PER ANNUM.

         (D) TENANT WILL COMPLY WITH ALL RECOMMENDATIONS AND REQUIREMENTS OF AN INSURANCE COMPANY INSURING THE PREMISES WHICH REQUIREMENTS RELATE TO THE CONDITION OR USE OF THE PREMISES, EQUIPMENT, INSTALLATIONS THEREIN, OPERATION PROCEDURES OR THE HEALTH OR SAFETY OF THE TENANT, ITS EMPLOYEES, INVITES, CUSTOMERS, AGENTS OR CONTRACTORS, AT HIS OWN EXPENSE.

         (E) IF TENANT'S ALTERATION, USE OR OCCUPANCY OF THE PREMISES VIOLATES A LAW, REGULATION, INSURANCE COMPANY REQUIREMENT OR RECOMMENDATION, HE WILL PAY TO MAKE ANY CHANGES NEEDED TO COMPLY INCLUDING STRUCTURAL ALTERATIONS.


         (F) TENANT WILL NOT DO ANYTHING TO JEOPARDIZE THE OWNER'S INSURANCE COVERAGE, CREATE AN ADDITIONAL RISK, OR CAUSE AN INCREASE IN HIS INSURANCE PREMIUMS.

9. ABANDONMENT: IF TENANT SHALL ABANDON OR VACATE SAID PREMISES BEFORE THE END OF THE TERM OF THIS LEASE, OR SHALL SUFFER THE RENT TO BE IN ARREARS, LANDLORD MAY, AT HIS OPTION, CANCEL THIS LEASE, OR LANDLORD MAY ENTER SAID PREMISES AS THE AGENT OF TENANT, BY FORCE OR OTHERWISE, WITHOUT BEING LIABLE IN ANY WAY THEREFOR, AND RELET THE PREMISES WITH OR WITHOUT ANY FURNITURE OR EQUIPMENT THAT MAY BE THEREIN, AS THE AGENT OF TENANT, AT SUCH PRICE AND UPON SUCH TERMS AND FOR SUCH DURATION OF TIME AS LANDLORD MAY DETERMINE, AND RECEIVE THE RENT THEREFOR, APPLYING THE SAME TO THE PAYMENT OF THE RENT DUE THESE PRESENTS, AND IF THE FULL RENTAL HEREIN PROVIDED SHALL NOT BE REALIZED BY LANDLORD OVER AND ABOVE THE EXPENSES

TO LANDLORD IN SUCH RELETTING, TENANT SHALL PAY ANY DEFICIENCY.

10. ATTORNEY'S FEES: TENANT AGREES TO PAY ALL COSTS AND EXPENSES OF COLLECTION AND REASONABLE ATTORNEY'S FEES AT PRE-TRIAL, TRIAL AND APPELLATE LEVELS ON ANY PART OF SAID RENTAL THAT MAY BE COLLECTED BY AN ATTORNEY, SUIT, DISTRESS, OR FORECLOSURE. IN ALL OTHER LITIGATED MATTERS, THE PREVAILING PARTY SHALL BE ENTITLED TO ANY AWARD OF REASONABLE ATTORNEY'S FEES, COURT COSTS AND SIMILAR EXPENSES AT ALL TRIAL AND APPELLATE COURT LEVELS.

11. ASSIGNMENT OF CHATTELS: IT IS UNDERSTOOD AND AGREED THAT ANY MERCHANDISE, FIXTURES, FURNITURE OR EQUIPMENT LEFT IN THE PREMISES WHEN TENANT VACATES SHALL BE DEEMED TO HAVE BEEN ABANDONED BY TENANT AND BY SUCH ABANDONMENT TENANT AUTOMATICALLY RELINQUISHES ANY RIGHT OR INTEREST THEREIN AND LANDLORD IS AUTHORIZED TO SELL, DISPOSE OF OR DESTROY SAME.

12. FIRE: IN THE EVENT THE PREMISES SHALL BE DESTROYED OR SO DAMAGED OR INJURED BY FIRE OR OTHER CASUALTY, DURING THE LIFE OF THIS AGREEMENT, WHEREBY THE SAME SHALL BE RENDERED UNTENANTABLE, THEN LANDLORD SHALL HAVE THE RIGHT TO RENDER SAID PREMISES TENANTABLE BY REPAIRS WITHIN NINETY (90) DAYS THEREFROM. IF SAID PREMISES ARE NOT RENDERED TENANTABLE WITHIN SAID TIME, IT SHALL BE OPTIONAL WITH EITHER PARTY HERETO TO CANCEL THIS LEASE WITHIN TEN (10) DAYS AFTER EXPIRATION OF SAID NINETY (90) DAYS, AND IN THE EVENT OF SUCH CANCELLATION THE RENT SHALL BE PAID ONLY TO THE DAYS OF SUCH FIRE OR CASUALTY. THE CANCELLATION HEREIN MENTIONED SHALL BE EVIDENCED IN WRITING. DURING ANYTIME THAT THE PREMISES ARE UNTENANTABLE DUE TO CAUSES SET FORTH IN THE PARAGRAPH, THE RENT OR A JUST AND FAIR PORTION THEREOF SHALL BE ABATED.

13. PERSONAL PROPERTY: ALL PERSONAL PROPERTY PLACED OR MOVED IN THE PREMISE ABOVE DESCRIBED SHALL BE AT THE RISK OF TENANT OR THE OWNER THEREOF, AND LANDLORD SHALL NOT BE LIABLE TO TENANT FOR ANY DAMAGE TO SAID PERSONAL PROPERTY UNLESS CAUSED BY OR DUE TO THE GROSS NEGLIGENCE OF LANDLORD, LANDLORD'S AGENTS OR EMPLOYEES.

14. CHARGES FOR SERVICES: IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO THAT ANY CHARGES AGAINST TENANT BY LANDLORD FOR SERVICES, ELECTRIC AND WATER SERVICE, OR FOR WORK DONE ON THE PREMISES BY ORDER OF TENANT, OR OTHERWISE ACCRUING UNDER THIS LEASE, SHALL BE CONSIDERED AS RENT DUE AND SHALL BE
INCLUDED IN ANY LIEN FOR RENT. IT IS FURTHER UNDERSTOOD THAT THE TENANT WILL PAY PROMPTLY WHEN DUE ANY FEE(S) FOR SPRINKLER STANDBY CHARGE, BY THE SUPPLIER OF WATER TO THE DEMISED PREMISES AND STORM WATER UTILITY FEES(S), IF THE CHARGE IS LEVIED DUE TO ACTIONS OF THE TENANT.

15. SIGNS, AWNINGS: NO AWNINGS, SIGN OR SIGNS SHALL BE ATTACHED TO OR ERECTED ON THE EXTERIOR OF THE PREMISES WITHOUT THE WRITTEN CONSENT OF LANDLORD HAVING FIRST BEEN OBTAINED.

16. RIGHT OF ENTRY: LANDLORD, OR ANY OF HIS AGENTS, SHALL HAVE THE RIGHT TO ENTER SAID PREMISES DURING ALL REASONABLE HOURS, TO EXAMINE THE SAME OR TO MAKE SUCH REPAIRS, ADDITIONS, OR ALTERATIONS AS MAY BE DEEMED NECESSARY FOR THE SAFETY, COMFORT, OR PRESERVATION THEREOF, OR OF SAID BUILDING, OR TO EXHIBIT SAME PREMISES, AND TO PUT OR KEEP UPON THE DOORS OR WINDOWS THEREOF A NOTICE "FOR RENT" AT ANY TIME WITHIN NINETY (90) DAYS BEFORE THE EXPIRATION OF THIS LEASE. SAID RIGHT OF ENTRY SHALL LIKEWISE EXIST FOR THE PURPOSE OF REMOVING PLACARDS, SIGNS, FIXTURES, OR ADDITIONS WHICH DO NOT CONFORM TO THIS AGREEMENT.

17. TIME: IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO THAT TIME IS THE ESSENCE OF ALL OF THE TERMS AND PROVISIONS OF THIS LEASE.

18. NOTICES: IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO THAT WRITTEN NOTICE ADDRESSED TO TENANT AND SENT BY REPUTABLE OVERNIGHT COURIER (SUCH AS FEDERAL EXPRESS, UNITED PARCEL SERVICE, ETC.) OR MAILED CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE PREMISES LEASED HEREUNDER SHALL CONSTITUTE SUFFICIENT NOTICE TO THE TENANT, AND WRITTEN NOTICE ADDRESSED TO LANDLORD AND SENT BY REPUTABLE OVERNIGHT COURIER (SUCH AS FEDERAL EXPRESS, UNITED PARCEL SERVICE, ETC.) OR MAILED CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE OFFICE OF LANDLORD SHALL CONSTITUTE SUFFICIENT NOTICE TO THE LANDLORD, TO COMPLY WITH THE TERMS OF THIS LEASE.

         LANDLORD:         WES-FLO CO., INC.
                           P.O. BOX 17401
                           TAMPA, FL 33682-7401

         TENANT:           PODS, LLC
                           12200 34TH STREET
                           SUITE D
                           CLEARWATER, FL 33782

19. NON-PAYMENT: IMMEDIATELY FOLLOWING THE TENANT'S FAILURE TO PAY RENTAL DUE WITHIN THE 30 DAY LIMIT SET FORTH IN PARAGRAPH 30 (B) LANDLORD SHALL HAVE THE RIGHT TO ENTER UPON THE PREMISES AND PLACE AND THEREAFTER MAINTAIN A "FOR RENT" SIGN IN A PLACE WHERE THE SIGN WOULD BE MOST LIKELY SEEN BY THE PUBLIC. IN ADDITION, THE LANDLORD WILL HAVE THE RIGHT TO ENTER UPON THE PREMISES AND TO SHOW SAME TO ANY PROSPECTIVE TENANTS OR BUYERS.

20. WRITTEN AGREEMENT: THIS LEASE CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO AND ALL PREVIOUS NEGOTIATIONS LEADING THERETO, AND IT MAY BE MODIFIED ONLY BY AN AGREEMENT IN WRITING SIGNED AND SEALED BY LANDLORD AND TENANT. NO SURRENDER OF THE DEMISED PREMISES, OR THE REMAINDER OF THE TERM OF THIS LEASE, SHALL BE VALID UNLESS ACCEPTED BY LANDLORD IN WRITING.

21. INDEMNIFY LANDLORD: IN CONSIDERATION OF SAID PREMISES BEING LEASED TO TENANT FOR THE ABOVE RENTAL, TENANT AGREES: THAT TENANT, AT ALL TIMES, WILL INDEMNIFY AND KEEP HARMLESS LANDLORD FROM ALL LOSSES, DAMAGES, LIABILITIES AND EXPENSES WHICH MAY ARISE OR BE CLAIMED AGAINST LANDLORD AND BE IN FAVOR OF ANY PERSON, FIRM OR CORPORATION, FOR ANY INJURIES OR DAMAGES TO THE PERSON OR PROPERTY OF ANY PERSON, FIRM OR CORPORATION, CONSEQUENT UPON OR ARISING FROM THE USE OR OCCUPANCY OF SAID PREMISES BY TENANT, OR CONSEQUENT UPON OR ARISING FROM ANY ACTS, OMISSIONS, NEGLECT OR FAULT OF TENANT (HIS AGENTS, SERVANTS, EMPLOYEES, LICENSEES, CUSTOMERS OR INVITEES), OR CONSEQUENT UPON OR ARISING FROM TENANT'S FAILURE TO COMPLY WITH THE AFORESAID LAWS, STATUTES, ORDINANCES OR REGULATIONS; THAT LANDLORD SHALL NOT BE LIABLE TO TENANT FOR ANY DAMAGES,
LOSSES OR INJURIES TO THE PERSON OR PROPERTY OF TENANT WHICH MAY BE CAUSED BY THE ACTS, NEGLECT, OMISSIONS OR FAULTS OF ANY PERSON, FIRM OR CORPORATION, FOR ANY INJURIES OR DAMAGES TO THE PERSON OR PROPERTY OF ANY PERSON, FIRM OR CORPORATION, WHERE SAID INJURIES OR DAMAGES AROSE ABOUT OR UPON SAID PREMISES.

NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY: (A) TENANT SHALL NOT BE REQUIRED TO INDEMNIFY LANDLORD FOR ANY INJURY TO ANY PERSON, FIRM, CORPORATION OR PROPERTY CAUSED BY LANDLORD, HIS AGENTS, SERVANTS, EMPLOYEES, LICENSEES, CUSTOMERS OR INVITEES AND (B) LANDLORD'S LIABILITY SHALL BE STRICTLY LIMITED TO LANDLORD'S INTEREST IN THIS DEMISED PROPERTY.

22. WAIVER: NO WAIVER OF ANY CONDITION OR COVENANT OF THIS LEASE BY LANDLORD SHALL BE DEEMED TO IMPLY OR CONSTITUTE A FURTHER WAIVER BY LANDLORD OF ANY OTHER CONDITION OR COVENANT OF THIS LEASE. THE RIGHTS AND REMEDIES CREATED BY THIS LEASE ARE CUMULATIVE AND THE USE OF ONE REMEDY SHALL NOT BE TAKEN TO EXCLUDE OR WAIVE THE RIGHT TO THE USE OF ANOTHER.

23. RIGHT TO MORTGAGE OR LEASE: (A) THIS LEASE IS AND SHALL BE SUBJECT AND SUBORDINATE ONLY TO A FIRST MORTGAGE, WHETHER PRESENTLY EXISTING OR HEREAFTER ARISING UPON THE PREMISES OR UPON THE BUILDING AND TO ANY RENEWALS, MODIFICATIONS, REFINANCINGS, OR EXTENSIONS THEREOF.

         (B) LANDLORD IS HEREBY IRREVOCABLY VESTED WITH FULL POWER AND AUTHORITY TO SUBORDINATE THIS LEASE TO ANY FIRST MORTGAGE, NOW EXISTING OR HEREAFTER PLACED UPON THE PREMISES OR THE BUILDING AS A WHOLE, AND TENANT AGREES UPON DEMAND TO EXECUTE SUCH FURTHER INSTRUMENTS SUBORDINATING THE LEASE OR ATTORNING TO THE HOLDER OF ANY SUCH FIRST LIEN AS LANDLORD MAY REQUEST.

         (C) TENANT AGREES THAT IT WILL FROM TIME TO TIME UPON REQUEST BY LANDLORD EXECUTE AND DELIVER TO SUCH PERSONS AS LANDLORD SHALL REQUEST A STATEMENT IN RECORDABLE FORM CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (OR IF THERE HAVE BEEN MODIFICATIONS, THAT THE SAME IS IN FULL FORCE AND EFFECT AS SO MODIFIED), STATING THE DATES TO WHICH RENT AND OTHER CHARGES PAYABLE UNDER THIS LEASE HAVE BEEN PAID, STATING THE LANDLORD IS NOT IN DEFAULT HEREUNDER (OR IF TENANT ALLEGES A DEFAULT STATING THE NATURE OF SUCH ALLEGED DEFAULT) AND FURTHER STATING SUCH OTHER MATTERS AS LANDLORD OR ITS MORTGAGEE(S) SHALL REASONABLY REQUIRE.

         (D) TENANT SHALL, IN THE EVENT OF THE SALE OR ASSIGNMENT OF ALL OR ANY PORTION OF LANDLORD'S INTEREST IN THE PREMISES OR IN THE EVENT OF ANY PROCEEDINGS BROUGHT FOR THE FORECLOSURE OF, OR IN THE EVENT OF EXERCISE OF THE POWER OF SALE UNDER, OR TAKING BY DEED IN LIEU OF FORECLOSURE OF, ANY FIRST MORTGAGE MADE BY LANDLORD COVERING THE PREMISES, GIVE FULL AND COMPLETE ATTORNMENT TO THE PURCHASER AND RECOGNIZE THE PURCHASER AS LANDLORD UNDER THIS LEASE FOR THE BALANCE OF THE TERM OF THIS LEASE, INCLUDING ANY EXTENSIONS OR RENEWALS THEREOF.

24. HEIRS AND ASSIGNS: THIS LEASE AND ALL PROVISIONS, COVENANTS AND CONDITIONS THEREOF SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO, EXCEPT THAT NO PERSON, FIRM, CORPORATION, OR COURT OFFICER HOLDING UNDER OR THROUGH TENANT IN VIOLATION OF ANY OF THE TERMS, PROVISIONS OR CONDITIONS OF THIS LEASE, SHALL HAVE ANY RIGHT, INTEREST OR EQUITY IN OR TO THIS LEASE, THE TERMS OF THIS LEASE OR THE PREMISES COVERED BY THIS LEASE.

25. BEYOND LANDLORD'S CONTROL: NONE OF THE ACTS, PROMISES COVENANTS AGREEMENTS OR OBLIGATIONS ON THE PART OF THE TENANT TO BE KEPT, PERFORMED OR NOT PERFORMED AS THE CASE MAY BE, NOR THE OBLIGATION OF THE TENANT TO PAY RENT AND/OR ADDITIONAL RENT OR OTHER CHARGE OR PAYMENT SHALL BE IN ANYWISE WAIVED, IMPAIRED, EXCUSED OR AFFECTED BY REASON OF THE LANDLORD BEING UNABLE AT ANY TIME OR TIMES DURING THE TERM OF THIS LEASE TO SUPPLY, OR BEING PREVENTED FROM OR DELAYED IN SUPPLYING HEAT, LIGHT, OR ANY OTHER SERVICE

EXPRESSLY OR IMPLIED ON THE PART OF THE LANDLORD TO BE SUPPLIED, OR BY REASON OF THE LANDLORD BEING UNABLE TO MAKE ANY ALTERATIONS, REPAIRS OR DECORATIONS OR TO SUPPLY ANY EQUIPMENT OF FIXTURES, OR ANY OTHER PROMISE, COVENANT, AGREEMENT OR OBLIGATION ON THE PART OF THE LANDLORD TO BE PERFORMED IF THE LANDLORD'S INABILITY OR DELAY SHALL ARISE BY REASON OF ANY LAW, RULE OR BY REASON OF CONDITIONS OF SUPPLY AND DEMAND DUE TO NATIONAL EMERGENCY OR OTHER CONDITIONS OR CAUSES BEYOND LANDLORD'S CONTROL.

26. EMINENT DOMAIN: IN THE EVENT ANY PORTION OF SAID LEASED PREMISES IS TAKEN BY ANY CONDEMNATION OR EMINENT DOMAIN PROCEEDINGS, THE (MINIMUM) MONTHLY RENTAL HEREIN SPECIFIED TO BE PAID SHALL BE RATABLY REDUCED ACCORDING TO THE AREA OF THE LEASED PREMISES WHICH IS TAKEN, AND TENANT SHALL BE ENTITLED TO NO OTHER CONSIDERATION BY REASON OF SUCH TAKING, AND ANY DAMAGES SUFFERED BY TENANT ON ACCOUNT OF THE TAKING OF ANY PORTION OF SAID LEASED PREMISES AND ANY DAMAGES TO ANY STRUCTURES ERECTED ON SAID LEASED PREMISES RESPECTIVELY THAT SHALL BE AWARDED TO TENANT IN SAID PROCEEDINGS SHALL BE PAID TO AND RECEIVED BY LANDLORD, AND TENANT, SHALL HAVE NO RIGHT THEREIN OR THERETO OR TO ANY PART THEREOF, AND TENANT DOES HEREBY RELINQUISH AND ASSIGN TO LANDLORD ALL OF TENANT'S RIGHTS AND EQUITIES IN AND TO ANY SUCH DAMAGES. SHOULD ALL OF THE LEASED PREMISES BE TAKEN BY ANY CONDEMNATION OR EMINENT DOMAIN PROCEEDINGS, THEN AND IN THAT EVENT TENANT SHALL BE ENTITLED TO NO DAMAGES OR ANY CONSIDERATION BY REASON OF SUCH TAKING, EXCEPT THE CANCELLATION AND TERMINATION OF THIS LEASE AS THE DATE OF SAID TAKING.

NOTWITHSTANDING ANYTHING IN THIS PARAGRAPH TO THE CONTRARY, IN THE EVENT ANY PORTION OF THE LEASE PREMISES IS TAKEN BY ANY CONDEMNATION OR EMINENT DOMAIN PROCEEDINGS AND TENANT BY REASON OF SUCH TAKING SHALL BE ENTITLED TO RECEIVE DAMAGES OR ANY OTHER CONSIDERATION FOR ANY LEASEHOLD IMPROVEMENTS OR OTHER BETTERMENTS MADE AND OWNED BY IT, TENANT SHALL BE ENTITLED TO RECEIVE AND RETAIN ALL SUCH DAMAGES, LANDLORD HAVING NO CLAIM OR RIGHTS THERETO.

27. SURRENDER PREMISES: TENANT AGREES TO SURRENDER TO LANDLORD, AT THE END OF THE TERM OF THIS LEASE AND/OR UPON ANY CANCELLATION OF THIS LEASE SAID LEASED PREMISES IN AS GOOD CONDITION AS SAID PREMISES WERE AT THE BEGINNING OF THE TERM OF THIS LEASE, ORDINARY WEAR AND TEAR FOR A STORAGE WAREHOUSE AND DAMAGE BY FIRE AND WINDSTORM OR OTHER ACT OF GOD, EXCEPTED. TENANT AGREES THAT, IF TENANT DOES NOT SURRENDER TO LANDLORD, AT THE END OF THE TERM OF THIS LEASE, OR UPON ANY CANCELLATION OF THE TERM OF THE LEASE, SAID LEASED PREMISES, THEN TENANT WILL PAY TO LANDLORD ALL DAMAGES THAT LANDLORD MAY SUFFER ON ACCOUNT OF TENANT'S FAILURE TO SO SURRENDER TO LANDLORD POSSESSION OF SAID LEASE PREMISES, AND

WILL INDEMNIFY AND SAVE LANDLORD HARMLESS FROM AND AGAINST ALL CLAIMS MADE BY ANY SUCCEEDING TENANT OF SAID PREMISES AGAINST LANDLORD ON ACCOUNT OF DELAY OF LANDLORD IN DELIVERING POSSESSION OF SAID PREMISES TO SAID SUCCEEDING TENANT SO FAR AS SUCH DELAY IS OCCASIONED BY FAILURE OF TENANT TO SO SURRENDER SAID PREMISES AND UNLESS OTHERWISE AGREED IN WRITING, SUCH HOLDING OVER SHALL CONSTITUTE AND BE CONSTRUED AS A TENANCY FROM MONTH TO MONTH ONLY AT A MONTHLY RENTAL EQUAL TO TWO HUNDRED PERCENT (200%) OF THE LEASE TERM AND OTHERWISE SUBJECT TO THE CONDITIONS, PROVISIONS AND OBLIGATIONS OF THIS LEASE INSOFAR AS THE SAME ARE APPLICABLE TO A MONTH-TO-MONTH TENANCY.

28. LIENS; TENANT FURTHER AGREES THAT TENANT WILL PAY ALL LIENS OF CONTRACTORS, SUBCONTRACTORS, MECHANICS, LABORERS, MATERIALMEN, AND OTHER ITEMS OF LIKE CHARACTER, AND WILL INDEMNIFY LANDLORD AGAINST ALL LEGAL COSTS AND CHARGES, BOND PREMIUMS FOR RELEASE OF LIENS, INCLUDING COUNSEL FEES REASONABLY INCURRED IN AND ABOUT THE DEFENSE OF ANY SUIT IN DISCHARGING THE SAID PREMISES OR ANY PART THEREOF FROM ANY LIENS, JUDGMENTS, OR ENCUMBRANCES CAUSED OR SUFFERED BY TENANT. IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO THAT THE COSTS AND CHARGES ABOVE REFERRED TO SHALL BE CONSIDERED AS RENT DUE AND SHALL BE INCLUDED IN ANY LIEN FOR RENT.

THE TENANT HEREIN SHALL NOT HAVE ANY AUTHORITY TO CREATE ANY LIENS FOR LABOR OR MATERIAL ON THE LANDLORD'S INTEREST IN THE ABOVE DESCRIBED PROPERTY AND ALL PERSON CONTRACTING WITH THE TENANT FOR THE DESTRUCTION OR REMOVAL OF ANY BUILDING OR FOR THE ERECTION, INSTALLATION, ALTERATION, OR REPAIR OF ANY BUILDING OR OTHER IMPROVEMENTS ON THE ABOVE DESCRIBED PREMISES AND ALL MATERIALMEN, CONTRACTORS, MECHANICS, AND LABORERS, ARE HEREBY CHARGED WITH NOTICE THAT THEY MUST LOOK TO THE TENANT AND TO TENANT'S INTERESTS ONLY IN THE ABOVE DESCRIBED PROPERTY TO SECURE THE PAYMENT OF ANY BILL FOR WORK DONE OR MATERIAL FURNISHED DURING THE RENTAL PERIOD CREATED BY THIS LEASE.

29. PROPERTY TAX: (A) TENANT SHALL, WITHIN TEN (10) DAYS OF WRITTEN DEMAND, PAY AS ADDITIONAL RENT, ITS PROPORTIONATE SHARE OF ANY INCREASE ABOVE THE 1999 LEVY IN REAL PROPERTY TAXES ACCESSED AGAINST THE DEMISED PREMISES.

         (B) THE AMOUNT OF SUCH EXCESS PAYABLE BY TENANT FROM TIME TO TIME HEREUNDER SHALL BE PRORATED AS TO THE FIRST AND LAST YEARS OF THIS LEASE BASED UPON THE NUMBER OF DAYS DURING THE RESPECTIVE CALENDAR YEARS IN WHICH THIS LEASE IS IN EFFECT. EVEN THOUGH THE TERM HAS EXPIRED AND TENANT HAS VACATED THE PREMISES, WHEN THE FINAL DETERMINATION IS MADE OF TENANT'S SHARE OF SAID ADJUSTMENTS FOR THE YEAR IN WHICH THIS

LEASE TERMINATES, TENANT SHALL IMMEDIATELY PAY ANY INCREASE DUE. FAILURE OF LANDLORD TO SUBMIT STATEMENTS AS CALLED FOR HEREIN SHALL NOT BE DEEMED TO BE A WAIVER OF TENANT'S REQUIREMENT TO PAY SUMS AS HEREIN PROVIDED.

         (C) LANDLORD SHALL BE RESPONSIBLE FOR AND SHALL PAY BEFORE DELINQUENT, ALL MUNICIPAL, COUNTY, OR STATE TAXES ASSESSED DURING THE LEASE TERM AGAINST ANY OCCUPANCY INTEREST OR PERSONAL PROPERTY OF ANY KIND, OWNED BY OR PLACED IN, UPON OR ABOUT THE PREMISES BY TENANT.

30. RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

31. ENVIRONMENTAL: (A) TENANT SHALL NOT USE OR SUFFER THE DEMISED PREMISES TO BE USED IN ANY MANNER SO AS TO CREATE AN ENVIRONMENTAL VIOLATION OR HAZARD, NOR SHALL TENANT CAUSE OR SUFFER TO BE CAUSED ANY CHEMICAL CONTAMINATION OR DISCHARGE OF A SUBSTANCE OF ANY NATURE WHICH IS NOXIOUS, OFFENSIVE OR HARMFUL OR WHICH UNDER ANY LAW, RULE OR REGULATION OF ANY GOVERNMENTAL AUTHORITY HAVING JURISDICTION CONSTITUTES A HAZARDOUS SUBSTANCE OR HAZARDOUS WASTE. TENANT SHALL ALSO IMMEDIATELY NOTIFY LANDLORD IN WRITING OF ANY ENVIRONMENTAL CONCERNS RELATING TO HAZARDOUS SUBSTANCE OR HAZARDOUS WASTE. TENANT SHALL ALSO IMMEDIATELY NOTIFY LANDLORD IN WRITING OF ANY ENVIRONMENTAL CONCERNS OF WHICH TENANT IS OR BECOMES AWARE AND WHICH ARE RAISED BY ANY PRIVATE PARTY OR GOVERNMENTAL AGENCY WITH REGARD TO EACH OF THE ENVIRONMENTAL LAWS. TENANT SHALL ALSO NOTIFY LANDLORD IMMEDIATELY OF ANY HAZARDOUS WASTES SPILLS AT THE DEMISED PREMISES AND OF ANY OTHER HAZARDOUS WASTE OR SUBSTANCES OF WHICH TENANT BECOMES AWARE. NOT IN LIMITATION OF THE GENERALITY OF THE FOREGOING, BUT AS ADDITIONAL COVENANTS, TENANT SPECIFICALLY AGREES THAT (i) TENANT SHALL NOT GENERATE, MANUFACTURE, REFINE, TRANSPORT, TREAT, STORE, HANDLE, DISPOSE OF OR OTHERWISE DEAL WITH ANY HAZARDOUS SUBSTANCES, OR HAZARDOUS WASTE AS NOW OR HEREAFTER DEFINED BY APPLICABLE LAW; AND (ii) TENANT SHALL DEFEND, INDEMNIFY AND HOLD LANDLORD HARMLESS AGAINST ANY LIABILITY, LOSS, COST OR EXPENSE, INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS AT INVESTIGATIVE, TRIAL AND APPELLATE LEVELS INCURRED BY REASON OF THE EXISTENCE OF OR ANY FAILURE BY TENANT TO COMPLY WITH ANY ENVIRONMENTAL LAW NOW OR HEREAFTER IN EFFECT IF A RESULT OF TENANT ACTS. FOR THE PURPOSES HEREOF, THE PHRASE HAZARDOUS SUBSTANCES OR HAZARDOUS WASTE INCLUDES BUT IS NOT LIMITED TO (i) MATERIALS DEFINED AS "HAZARDOUS WASTE" UNDER THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT AND

SIMILAR STATE LAWS, (ii) "HAZARDOUS SUBSTANCES" AS IDENTIFIED UNDER THE FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT AND AS SET FORTH IN TITLE 40, CODE OF FEDERAL REGULATIONS, PART 302, AS AMENDED. (iii) THOSE ELEMENTS OR COMPOUNDS WHICH ARE CONTAINED IN THE LIST OF HAZARDOUS SUBSTANCES ADOPTED BY THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY (THE "EPA") AND THE LIST OF TOXIC POLLUTANTS DESIGNATED BY CONGRESS OR THE EPA OR DEFINED BY ANY OTHER FEDERAL, STATE OR LOCAL STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS, TOXIC, POLLUTING OR DANGEROUS WASTE, SUBSTANCE OR MATERIALS, AS SUCH LISTS ARE NOW OR AT ANY TIME HEREAFTER IN EFFECT. (iv) ASBESTOS AND RADON, (v) POLYCHLORINATED BIPHENYL'S (vi) PETROLEUM PRODUCTS, (vii) SUCH OTHER MATERIALS, SUBSTANCES OR WASTE WHICH ARE OTHERWISE DANGEROUS, HAZARDOUS, HARMFUL OR DELETERIOUS TO HUMAN, PLANT OR ANIMAL HEALTH OR WELL BEING.

32. DEFAULTS, REMEDIES: DEFAULTS. THE OCCURRENCE OF ANY ONE OR MORE OF THE FOLLOWING EVENTS SHALL CONSTITUTE A MATERIAL DEFAULT AND BREACH OF THIS LEASE BY
TENANT:

         (A)      THE VACATING OR ABANDONMENT OF THE PREMISES BY TENANT

         (B) THE FAILURE BY TENANT TO MAKE ANY PAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED TO BE MADE BY TENANT HEREUNDER, AS AND WHEN DUE WHERE SUCH FAILURE SHALL CONTINUE FOR A PERIOD OF SEVEN DAYS AFTER WRITTEN NOTICE THEREOF FROM LANDLORD TO TENANT. IN THE EVENT THAT LANDLORD SERVES TENANT WITH A NOTICE TO PAY RENT OR QUIT PURSUANT TO APPLICABLE UNLAWFUL DETAINER STATUTES SUCH NOTICE TO PAY RENT OR QUIT SHALL ALSO CONSTITUTE THE NOTICE REQUIRED BY THE SUBPARAGRAPH.

         (C) THE FAILURE BY TENANT TO OBSERVE OR PERFORM ANY OF THE COVENANTS, CONDITIONS OR PROVISION OF THIS LEASE TO BE OBSERVED OR PERFORMED BY TENANT OTHER THAN DESCRIBED IN PARAGRAPH (B) ABOVE, WHERE SUCH FAILURE SHALL CONTINUE FOR A PERIOD OF 30 DAYS AFTER WRITTEN NOTICE THEREOF FROM LANDLORD TO TENANT PROVIDED, HOWEVER, THAT IF THE NATURE OF THE TENANT'S DEFAULT IS SUCH THAT MORE THAN 30 DAYS ARE REASONABLY REQUIRED FOR ITS CURE THEN TENANT SHALL NOT BE DEEMED TO BE IN DEFAULT IF TENANT COMMENCED SUCH CURE WITHIN SAID 30-DAY PERIOD AND THEREAFTER DILIGENTLY PROSECUTES SUCH CURE TO COMPLETION.

         (D) (i) THE MAKING BY TENANT OF ANY GENERAL ARRANGEMENT OR ASSIGNMENT FOR THE BENEFIT OF CREDITORS: (ii) TENANT BECOMES A "DEBTOR" AS DEFINED IN 11 U.S.C. S101 OR ANY SUCCESSOR STATUTE THERETO (UNLESS, IN THE CASE OF A PETITION FILED AGAINST TENANT, THE SAME IS DISMISSED WITHIN 60 DAYS). (iii) THE APPOINTMENT OF A TRUSTEE OR RECEIVER TO

TAKE POSSESSION OF SUBSTANTIALLY ALL OF TENANT'S ASSETS LOCATED AT THE PREMISES OR OF TENANT'S INTEREST IN THIS LEASE, WHERE POSSESSION IS NOT RESTORED TO TENANT WITHIN 30 DAYS OR (iv) THE ATTACHMENT, EXECUTION OR OTHER JUDICIAL "SEIZURE" OF SUBSTANTIALLY ALL OF TENANT'S ASSETS LOCATED AT THE PREMISES OR OF TENANT'S INTEREST IN THIS LEASE, WHERE SUCH SEIZURE IS NOT DISCHARGED WITHIN 30 DAYS. PROVIDED, HOWEVER, IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 32
(D) IS CONTRARY TO ANY APPLICABLE LAW. SUCH PROVISION SHALL BE OF NO FORCE OR EFFECT.

         (E) THE DISCOVERY BY LANDLORD THAT ANY FINANCIAL STATEMENT GIVEN TO LANDLORD BY TENANT, ANY ASSIGNEE OF TENANT, ANY SUBTENANT OF TENANT, ANY SUCCESSOR IN INTEREST OF TENANT OR ANY GUARANTOR OF TENANT'S OBLIGATION HEREUNDER, AND ANY OF THEM WAS MATERIALLY FALSE.

                  32.1 REMEDIES. IN THE EVENT OF ANY SUCH MATERIAL DEFAULT OF BREACH BY TENANT, LANDLORD MAY AT ANY TIME THEREAFTER WITH OR WITHOUT NOTICE OR DEMAND AND WITHOUT LIMITING LANDLORD IN THE EXERCISE OF ANY RIGHT OR REMEDY WHICH LANDLORD MAY HAVE BY REASON OF SUCH DEFAULT OR BREACH;

         (A) TERMINATE TENANT'S RIGHT TO POSSESSION OF THE PREMISES BY ANY LAWFUL MEANS, IN WHICH CASE THIS LEASE SHALL TERMINATE AND TENANT SHALL IMMEDIATELY SURRENDER POSSESSION OF THE PREMISES TO LANDLORD. IN SUCH EVENT LANDLORD SHALL BE ENTITLED TO RECOVER FROM TENANT ALL DAMAGES INCURRED BY LANDLORD BY REASON OF TENANT'S DEFAULT INCLUDING BUT NOT LIMITED TO, THE COST OF RECOVERING POSSESSION OF THE PREMISES, EXPENSES OF RELETTING INCLUDING NECESSARY RENOVATION AND ALTERATION OF THE PREMISES, REASONABLE ATTORNEY'S FEES AND ANY REAL ESTATE COMMISSION ACTUALLY PAID, THE BALANCE OF RENT DUE FOR THE TERM OF THIS LEASE REDUCED BY ANY RENT ACTUALLY RECEIVED BY THE LANDLORD FROM ANY OTHER TENANT DURING SUCH TERM AND THAT PORTION OF THE LEASING COMMISSION PAID BY LANDLORD APPLICABLE TO THE UNEXPIRED TERM OF THIS LEASE ON A PRO RATA BASIS BASED ON THE ACTUAL RECOVERY FROM THE TENANT. IF THE TENANT PAYS ALL AMOUNTS DUE THE LANDLORD IS NOT ENTITLED TO REIMBURSEMENT OF LEASING COMMISSIONS.

         (B) MAINTAIN TENANT'S RIGHT TO POSSESSION IN WHICH CASE THIS LEASE SHALL CONTINUE IN EFFECT WHETHER OR NOT TENANT SHALL HAVE ABANDONED THE PREMISES. IN SUCH EVENT LANDLORD SHALL BE ENTITLED TO ENFORCE ALL OF THE LANDLORD'S RIGHT AND REMEDIES UNDER THIS LEASE, INCLUDING THE RIGHT TO RECOVER THE RENT AS IT BECOMES DUE HEREUNDER.

         (C) PURSUE ANY OTHER REMEDY NOW OR HEREAFTER AVAILABLE TO LANDLORD UNDER THE LAWS OR JUDICIAL DECISIONS OF THE STATE WHEREIN THE PREMISES ARE LOCATED. UNPAID INSTALLMENTS OF

RENT AND OTHER UNPAID MONETARY OBLIGATIONS OF TENANT UNDER THE TERMS OF THE LEASE SHALL BEAR INTEREST FROM THE DATE DUE AT THE MAXIMUM RATE THEN ALLOWABLE BY LAW.

                  32.2     DEFAULT BY LANDLORD. LANDLORD SHALL NOT BE IN
DEFAULT UNLESS LANDLORD FAILS TO PERFORM OBLIGATIONS REQUIRED OF LANDLORD WITHIN A REASONABLE TIME BUT IN NO EVENT LATER THAN THIRTY (30) DAYS AFTER WRITTEN NOTICE BY TENANT TO LANDLORD AND TO THE HOLDER OF ANY FIRST MORTGAGE OR DEED OF TRUST COVERING THE PREMISES WHOSE NAME AND ADDRESS SHALL HAVE THERETOFORE BEEN FURNISHED TO TENANT IN WRITING, SPECIFYING WHEREIN LANDLORD HAS FAILED TO PERFORM SUCH OBLIGATION; PROVIDED, HOWEVER, THAT IF THE NATURE OF THE LANDLORD'S OBLIGATION IS SUCH THAT MORE THAN THIRTY (30) DAYS ARE REQUIRED FOR PERFORMANCE THEN LANDLORD SHALL NOT BE IN DEFAULT IF LANDLORD COMMENCES PERFORMANCE WITHIN 30-DAY PERIOD AND THEREAFTER DILIGENTLY PROSECUTES THE SAME TO COMPLETION.

                  32.3 LATE CHARGES. TENANT HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY TENANT TO LANDLORD OF RENT AND OTHER SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS INCLUDE BUT ARE NOT LIMITED TO, PROCESSING AND ACCOUNTING CHARGES AND LATE CHARGES WHICH MAY BE IMPOSED ON LANDLORD BY THE TERMS OF ANY MORTGAGE OR TRUST DEED COVERING THE PREMISES. ACCORDINGLY IF ANY INSTALLMENT OF RENT OR ANY OTHER SUM DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD OR LANDLORD'S DESIGNEE WITHIN TEN (10) DAYS AFTER SUCH AMOUNT SHALL BE DUE, THEN, WITHOUT ANY REQUIREMENT FOR NOTICE TO TENANT, TENANT SHALL PAY TO LANDLORD A LATE CHARGE EQUIVALENT TO 5% OF SUCH OVERDUE AMOUNT. THE PARTIES HEREBY AGREE THAT SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS LANDLORD WILL INCUR BY REASON OF LATE PAYMENT BY TENANT. ACCEPTANCE OF SUCH LATE CHARGE BY LANDLORD SHALL IN NO EVENT CONSTITUTE A WAIVER OF TENANT'S DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT NOR PREVENT LANDLORD FROM EXERCISING ANY OF THE OTHER RIGHTS AND REMEDIES GRANTED HEREUNDER.

33. CONSENT: WHEREVER TENANT MUST FIRST OBTAIN THE LANDLORD'S CONSENT PRIOR TO UNDERTAKING OR PERFORMING ANY ACTION PURSUANT TO THE TERMS OF THIS LEASE, LANDLORD HEREBY AGREES THAT IT SHALL NOT UNREASONABLY WITHHOLD ITS CONSENT TO SUCH PROPOSED ACTION AND FURTHERMORE THAT IT SHALL EXPEDITIOUSLY PROVIDE ITS REPLY TO ANY SUCH REQUEST OF TENANT.

34. QUIET ENJOYMENT: SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE, LANDLORD AGREES THAT TENANT SHALL AND MAY PEACEABLY HAVE, HOLD AND ENJOY THE PREMISES ABOVE

DESCRIBED, WITHOUT HINDRANCE OR MOLESTATION BY LANDLORD SO LONG AS TENANT IS NOT IN DEFAULT OF THIS LEASE.

35. OPTION TO RENEW: PROVIDED TENANT IS NOT IN DEFAULT UNDER ANY OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD HEREBY GRANTS TO TENANT AN OPTION TO EXTEND THIS LEASE FOR A PERIOD OF FIVE (5) YEARS. TENANT SHALL REQUEST THIS EXTENSION IN WRITING NOT LATER THAN FOUR (4) MONTHS PRIOR TO THE TERMINATION DATE.

RENTAL FOR THIS PERIOD SHALL BE DETERMINED AS FOLLOWS:

THE RENT PAYABLE HEREUNDER FOR THE EXTENSION TERM SHALL BE ADJUSTED AS OF THE FIRST DAY OF SUCH TERM TO THE FAIR MARKET RENT FOR THE DEMISED PREMISES BUT SUCH FAIR MARKET RENT SHALL NOT BE LESS THAN THE RENT BEING PAID JUST PRIOR TO THE EXTENSION PERIOD AS OF SUCH DAY (THE "EXTENSION RENT"), AS MUTUALLY AGREED UPON BY LANDLORD AND TENANT, OR IF LANDLORD AND TENANT ARE UNABLE TO AGREE UPON SUCH FAIR MARKET RENT WITHIN THIRTY (30) DAYS AFTER TENANT'S EXTENSION NOTICE ("EXTENSION NOTICE"), THEN THE FAIR MARKET RENT SHALL BE DETERMINED AS FOLLOWS:

         LANDLORD SHALL SELECT AN APPRAISER TO DETERMINE THE FAIR MARKET RENT WITHIN FORTY-FIVE (45) DAYS AFTER THE EXTENSION NOTICE, COSTS FOR WHICH ARE TO BE SPLIT EQUALLY BETWEEN LANDLORD AND TENANT.

         THE FAIR MARKET RENT AS DETERMINE BY THE APPRAISER ("DETERMINATION"), SHALL BE EFFECTIVE THE FIRST DAY OF THE EXTENSION TERM.

         IN THE EVENT TENANT DISAGREES WITH THE FAIR MARKET RENT AS ESTABLISHED ABOVE, THEN TENANT, AT ITS EXPENSE, MAY WITHIN SIXTY (60) DAYS OF THE DETERMINATION, SELECT AN INDEPENDENT APPRAISER TO DETERMINE FAIR MARKET RENT ("ALTERNATE DETERMINATION"). IF THE DETERMINATION VARIES BY TEN PERCENT (10%) OR LESS OF THE ALTERNATE DETERMINATION, THEN THE TWO (2) DETERMINATIONS SHALL BE AVERAGED AND THE EXTENSION RENT SO ADJUSTED. IF THE DETERMINATION VARIES BY MORE THAN TEN PERCENT (10%) OF THE ALTERNATE DETERMINATION, LANDLORD MAY ACCEPT AN AVERAGE OF THE APPRAISALS OR WITHIN SIXTY (60) DAYS OF THE ALTERNATE DETERMINATION, ELECT, AT ITS EXPENSE, TO OBTAIN AN INDEPENDENT APPRAISAL OF THE FAIR MARKET RENT. IF THIS ELECTION IS MADE, THE PARTIES AGREE THAT THE AVERAGE OF THE THREE (3) APPRAISALS SHALL BE BINDING AND THE EXTENSION RENT SO ADJUSTED.


         ANY APPRAISER SELECTED HEREUNDER SHALL BE A LICENSED MAI (MEMBER OF AMERICAN INSTITUTE OF REAL ESTATE APPRAISERS) APPRAISER, WITH EXPERIENCE IN LEASING ACTIVITIES IN THE AREA IN WHICH THE PREMISES ARE LOCATED.

         IN THE EVENT OF ANY DELAY BY THE APPRAISER OR APPRAISERS IN MAKING ITS OR THEIR APPRAISAL(S), TENANT SHALL CONTINUE TO PAY MONTHLY RENT DURING THE EXTENSION TERM AT THE RATE PREVIOUSLY IN EFFECT FOR THE INITIAL TERM OR THE FIRST OR SECOND EXTENSION TERM, AS THE CASE MAY BE, UNTIL THE APPRAISER OR APPRAISERS COMPLETE SUCH APPRAISAL(S).


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36.      WAIVER OF JURY TRIAL: TENANT AND LANDLORD HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LANDLORD ENTERING INTO THIS WAREHOUSE LEASE WITH TENANT.

COUNTERPARTS: THIS LEASE MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS. EACH SUCH COUNTERPART HEREOF SHALL BE DEEMED TO BE AN ORIGINAL INSTRUMENT, BUT ALL SUCH COUNTERPARTS TOGETHER SHALL CONSTITUTE BUT ONE LEASE.

FACSIMILE: A FACSIMILE COPY OF THIS LEASE AND ANY SIGNATURES HEREON SHALL BE CONSIDERED FOR ALL PURPOSES AS ORIGINALS.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED, SEALED AND DELIVERED THIS LEASE AT TAMPA, FLORIDA ON THE DAY AND YEAR FIRST ABOVE WRITTEN.



WITNESSES TO LANDLORD:                             LANDLORD


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WITNESSES TO TENANT:                               TENANT


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